NVIT Real Estate Fund (formerly, Van Kampen NVIT Real Estate Fund)
Summary Prospectus October 15, 2010

Class Y  /  Class I  /  Class II
Before you invest, you may want to review the Fund’s Prospectus, which contains information about the Fund and its risks. This Summary Prospectus is intended for use in connection with variable insurance contracts, and is not intended for use by other investors. The Fund’s Prospectus and Statement of Additional Information, both dated October 15, 2010, are incorporated by reference into this Summary Prospectus. For free paper or electronic copies of the Fund’s Prospectus and other information about the Fund, go to www.nationwide.com/mutualfundsnvit, email a request to web_help@nationwide.com or call 800-848-0920, or ask any variable insurance contract provider who offers shares of the Fund as an underlying investment option in its products.

Objective

The Fund seeks current income and long-term capital appreciation.

Fees and Expenses

This table describes the fees and expenses you may pay when buying and holding shares of the Fund. Sales charges and other expenses that may be imposed by variable insurance contracts are not included. See the variable insurance contract prospectus.

	Class Y	Class I	Class II
	Shares	Shares	Shares
Shareholder Fees (fees paid directly from your investment)	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.70%	0.70%	0.70%

Distribution and/or Service (12b-1) Fees	N/A	N/A	0.25%

Other Expenses[1]	0.19%	0.34%	0.34%

Total Annual Fund Operating Expenses	0.89%	1.04%	1.29%

1	“Other Expenses” have been restated to reflect the terms for the allocation of fund expenses under the new Joint Fund Administration and Transfer Agency Agreement approved by the Board of Trustees of Nationwide Variable Insurance Trust (the “Trust”).

NSP-RE 10/10

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Example

This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year and no change in expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class Y shares	$91	$284	$493	$1,096

Class I shares	106	331	574	1,271

Class II shares	131	409	708	1,556

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 31.82% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of U.S. companies that invest in real estate or that derive most of their revenues or profits from the ownership, construction, management, financing or sale of real estate. These include the securities of real estate investment trusts (“REITs”) and real estate operating companies (“REOCs”) that invest in a variety of property types and regions. The Fund is nondiversified, which means that the Fund may hold larger positions in fewer securities than other funds.

The Fund’s subadviser uses a “top-down” approach that focuses on various regional criteria, such as population, employment, household formation and income, as well as a “bottom-up” approach that focuses on individual issuers, emphasizing underlying asset values, values per square foot and property yields. The subadviser also considers other criteria, such as space demand, new construction and rental patterns. The subadviser generally considers selling a security when it determines that it is less attractive based on a number of factors, including changes in the price of the security, earnings prospects relative to its peers and/or business prospects.

Principal Risks

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. These changes may occur because of:

Stock market risk – the Fund could lose value if the individual stocks in which it invests or overall stock markets in which such stocks trade go down.

Sector risk – emphasizing investments in real estate businesses can make the Fund more susceptible to financial, market or economic events affecting the particular issuers and real estate businesses in which it invests than funds that do not emphasize particular sectors.

REIT and real estate risk – involves the risks that are associated with direct ownership of real estate and with the real estate industry in general. These risks include possible declines in the value of real estate, possible lack of availability of mortgage funds, unexpected vacancies of properties, and the relative lack of liquidity associated with investments in real estate.

Nondiversified fund risk – because the Fund may hold larger positions in fewer securities than other funds, a single security’s increase or decrease in value may have a greater impact on the Fund’s value and total return.

If the value of the Fund’s investments goes down, you may lose money.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows the volatility or variability of the Fund’s annual total returns over time and shows that Fund performance can change from year to year. The table shows the Fund’s average annual total returns for certain time periods compared to the returns of a comparable broad-based securities index. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future. The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown.

Annual Total Returns – Class I Shares
(Year Ended December 31,)

Best Quarter:  31.60% – 3rd qtr. of 2009
Worst Quarter:  −29.64% – 1st qtr. of 2009

The Fund has not commenced offering Class Y shares as of the date of this prospectus. Therefore, historical performance for

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Class Y shares is based on the performance of Class I shares. Performance for Class Y shares has not been adjusted to reflect its lower expenses than those of Class I shares.

Average Annual Total Returns
(For Periods Ended December 31, 2009)

		Since Inception
	1 Year	(March 25, 2008)
Class Y shares	30.84%	−13.49%

Class I shares	30.84%	−13.49%

Class II shares	30.52%	−13.77%

FTSE NAREIT® Equity REITs Index (reflects no deduction for fees or expenses)	27.99%	12.85% (Since March 31, 2008)

Portfolio Management

Investment Adviser

Nationwide Fund Advisors

Subadviser

Morgan Stanley Investment Management Inc. (“MSIM”)

Portfolio Manager

Portfolio Manager	Title	Length of Service
Theodore R. Bigman	Managing Director, MSIM	Since April 1995

Tax Information

The dividends and distributions paid by the Fund to the insurance company separate accounts will consist of ordinary income, capital gains, or some combination of both. Because shares of the Fund must be purchased through separate accounts used to fund variable life and variable annuity insurance contracts, such dividends and distributions will be exempt from current taxation by contract holders if left to accumulate within a separate account. Consult the variable insurance contract prospectus for additional tax information.

Payments to Broker-Dealers and Other Financial Intermediaries

This Fund is only offered as an underlying investment option for variable insurance contracts. The Fund and its related companies may make payments to the sponsoring insurance companies (or its affiliates) for distribution and/or other services, and to broker-dealers and other financial intermediaries that distribute the variable insurance contracts. These payments may create a conflict of interest by influencing the insurance companies to include the Fund as an underlying investment option in the variable insurance contracts, and by influencing the broker-dealers and other financial intermediaries to distribute variable insurance contracts that include the Fund as an underlying investment option over other variable insurance contracts or to otherwise recommend the selection of the Fund as an underlying investment option by contract owners instead of other funds that may also be available investment options. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.

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